Exhibit 99.2

THE RMR GROUP TO ACQUIRE CARROLL MULTIFAMILY PLATFORM JULY 31, 2023

2 WARNING REGARDING FORWARD-LOOKING STATEMENTS AND DISCLAIMERS This presentation includes forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to subject to risks and uncertainties. These statements may include words such as “believe,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” “considering,” and similar expressions. Forward-looking statements include, without limitation, statements regarding the transaction, prospective performance, future plans, events, expectations, performance, objectives and opportunities and the outlook for CARROLL’s business, the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. For example, the closing of the transaction is subject to the satisfaction or waiver of closing conditions, consents with respect to managed funds, joint venture partners and applicable lenders, some of which are beyond our control, and RMR cannot be sure that any or all of these conditions will be satisfied or waived. Accordingly, the transaction may not close on the contemplated terms or at all or it may be delayed. The transaction is subject to various additional risks, including: the risk that the business will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated; the risk that cost savings and synergies anticipated to be realized by the transaction may not be fully realized or may take longer to realize than expected; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement underlying the transaction; risks related to future opportunities, plans and strategy for CARROLL, including the uncertainty of expected future financial performance, expected access to capital, timing of accretion and operating results of RMR following completion of the transaction and the challenges facing the industries in which RMR and CARROLL operate; the risk that the transaction will divert management’s attention from RMR’s ongoing business operations; changes in CARROLL’s business during the period between now and the closing of the transaction; risks associated with the impact of general economic, political and market factors on us, CARROLL or the transaction; and other matters. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in RMR’s periodic filings. The information contained in RMR’s filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on its website and at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains references to non-GAAP financial measures including Adjusted EBITDA, Adjusted EPS and Distributable Earnings Per Share. These measures are “non-GAAP financial measures” within the meaning of the applicable rules of the SEC. For a calculation and definition of these measures, please refer to RMR’s earnings presentations, Form 8-K filings and financial reports. Copies of all RMR filings are available from the Investor Relations section of the company’s website, rmrgroup.com, and from the SEC.

# TRANSACTION OVERVIEW

| | |
|---|---|
| **Financial Terms** | • RMR to acquire 100% of the equity interests in CARROLL for $80 million in cash, subject to customary purchase price adjustments, with the potential for contingent earnout consideration up to $20 million based on the deployment of future capital.<br>• Sellers to retain existing general partner co-investments and promote fees derived from those investments.<br>• Transaction price, excluding the earnout consideration, reflects an implied valuation of between 11.4x to 13.3x of CARROLL's recurring 2024 EBITDA and 6.2x to 7.3x of CARROLL's recurring 2024 EBITDA adjusted for synergies. |
| **Timing** | • Closing subject to customary conditions, primarily obtaining CARROLL limited partner, joint venture investor and lender consents.<br>• Expected close in the fall of 2023. |
| **Management** | • Upon closing, CARROLL founder to depart and other executives and management expected to continue with RMR. |
| **Pro Forma Financial Impact** | • Increases RMR assets under management ("AUM") by ~$7 billion, bringing total AUM to ~$44 billion.<br>• Expected to be immediately accretive to RMR's Adjusted EBITDA, Adjusted EPS and Distributable Earnings per share.<br>• In first full year post closing, acquisition expected to generate more than $35 million in recurring revenues and $11 million to $13 million of Adjusted EBITDA, including $5 million to $6 million of potential synergies.<br>• Upon closing, RMR is expected to still have no debt and ~$200 million in cash on hand for further opportunistic growth strategies. |

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# ACQUISITION ADDRESSES MULTIPLE STRATEGIC OBJECTIVES

## Diversification

- ✓ Expands the RMR platform by providing multifamily expertise across the Sunbelt markets via a leading vertically integrated operator.
- ✓ Provides for additional high quality institutional investor relationships through CARROLL's existing partnerships.
- ✓ CARROLL's historical focus on value add multifamily investing expands RMR's capabilities beyond core plus real estate.
- ✓ RMR adds platform with strong track record of returns and attractive pipeline of opportunities in multifamily.

## Growth & Scale

- ✓ Broadens RMR's position as a leading alternative asset management platform and grows total AUM to ~$44 billion and private capital AUM to ~$15 billion.
- ✓ CARROLL's current general partner fund series has potential to make in excess of $3 billion of additional multifamily investments.
- ✓ Adds a profitable, scalable and asset light business with a sustainable recurring revenue stream.
- ✓ Strong Sunbelt market presence and ability to leverage successful consumer focused brand ("ARIUM Living").

## Value Creation

- ✓ Transaction is expected to be immediately accretive to RMR shareholders.
- ✓ Provides RMR with proven fund platform with opportunity to generate performance based promote fees on future co-investments.
- ✓ Expected to unlock opportunities to optimize platform and drive margin expansion across the combined platform.
- ✓ Revenue synergies may be realized over time through multifamily lending and development opportunities.

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THE RMR GROUP

5 $29b $29b $8b $15b RMR Combined Perpetual Capital Private Capital ACQUISITION EXPANDS AND FURTHER DIVERSIFIES THE RMR PLATFORM Note: Based on AUM as of March 31, 2023. AUM by Source AUM by Sector ~$37b ~$44b +19% RMR Combined Multifamily 16% MOB, Life Science, Senior Housing 28% Hotels & Retail 33% Industrial 19% Office 17% Other 3% Other 3% Hotels & Retail 28% MOB, Life Science, Senior Housing 23% Industrial 16% Office 14% Attractive opportunity to grow private capital business and gain expertise with an established platform in the only major commercial real estate sector in which RMR does not have a significant presence. 100% 100% ~ ~ ~ ~

6 AUM ~$37 billion ~$7 billion ~$44 billion Managed Properties ~2,100 ~80 ~2,180 Professionals ~600 ~700 ~1,300 Management and Advisory Fees $193 million $35 million to $40 million $228 million to $233 million Adjusted EBITDA $101 million $11 million to $13 million $112 million to $114 million Adjusted EPS $1.96 $0.19 to $0.24 $2.15 to $2.20 Distributable Earnings Per Share $1.96 $0.22 to $0.26 $2.18 to $2.22 SCALED PLATFORM POSITIONED FOR PROFITABLE GROWTH Combined Note: RMR financial data represents annualized calculations using actual results for the three months ended March 31, 2023, and CARROLL financial data represents estimated results in the first full year post closing. Combined financial data is included for illustrative purposes and is not intended to provide forward-looking guidance. Actual results will differ.

# ACQUISITION EXPECTED TO CREATE SIGNIFICANT VALUE FOR RMR SHAREHOLDERS

**Unlocking Profitable Growth Opportunities**

Vertically integrated multifamily platform with a stable recurring revenue model and a history of earning robust promote fees.

+

**Strong Industry Fundamentals**

Exposure to strong multifamily tailwinds and attractive Sunbelt markets benefiting from positive population migration trends.

+

**Revenue and Margin Synergies**

Highly scalable, asset light business with opportunity to leverage partner relationships, technology and operational expertise across the platform.

=

**Expected to be Immediately Accretive at Closing**

✓ RMR expects the CARROLL platform to deliver meaningful growth in the first full year post closing.

- ~$7 billion in AUM.
- Fee revenue of over $35 million.
- Adjusted EBITDA of between $11 million and $13 million, including $5 million to $6 million of potential synergies.

✓ Significant potential upside via promote revenues.

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8 CARROLL PLATFORM OVERVIEW

# CARROLL OVERVIEW

CARROLL is a vertically integrated platform focused on multifamily properties across the Sunbelt with a strong track record of generating attractive returns for investors. CARROLL's highly scalable, profitable and asset light business generates sustainable recurring property level fees and impressive performance based promote fees.

## Platform Highlights

| | | |
|---|---|---|
| **7**<br>Number of General Partner Funds Raised | **~$7 billion**<br>Assets Under Management | **~$12 billion**<br>Total Acquisition Volume |
| **+$260 million**<br>Total Promote Fees Earned since 2018 | **~700**<br>Real Estate Professionals | **+20**<br>Institutional Partner Relationships |

## Portfolio Overview

| | | | |
|---|---|---|---|
| **81**<br>Owned / Managed Properties | **28,099**<br>Total Units | **~17%**<br>Average Rent Growth from Acquisition | **~95%**<br>In Place Occupancy |





Source: CARROLL management data as of March 31, 2023.

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10 LEADING VERTICALLY INTEGRATED PLATFORM CARROLL utilizes its deep multifamily expertise to unlock value in assets across the Sunbelt markets. CARROLL’s vertically integrated platform provides in house capabilities designed to address all aspects of its multifamily assets. Its consumer focused brand, ARIUM Living, provides a unique on site resident experience, strong digital presence and streamlined lead management process to deliver increased leasing demand. Vertically Integrated • Over 90% of CARROLL’s properties are affiliated with the ARIUM Living brand. • Focused on increasing awareness and enhancing sentiment for platform communities. • Tenant retention outperforms market averages. • Strong digital presence developed through on site resident experience. • Broad array of market, asset and resident data leveraged to drive performance. Consumer Focused Brand Source: CARROLL management data as of March 31, 2023. Acquisitions Construction & Development Asset Management ARIUM Living Technology Services Property Management Fund Management Marketing Services

11 Atlanta 20.8% Orlando 14.3% Fort Lauderdale 14.1% Tampa 12.7% Raleigh-Durham 11.6% West Palm/Boca Raton 6.8% Jacksonville 3.8% Florida Panhandle 3.8% Las Vegas 2.4% Charlotte 2.1% Other 7.6% DIVERSIFIED PORTFOLIO WITH PRESENCE IN KEY GROWTH MARKETS CARROLL manages a high quality portfolio of 81 multifamily assets, comprising over 28,000 units, located in key growth markets across the Sunbelt with a concentration in Florida, Georgia and North Carolina. Geographic Overview Top MSAs Active Markets • Portfolio concentrated in sunbelt markets with more than 50% of NOI generated from Top 3 MSAs. • Properties located across eight states in 16 MSAs with average monthly rent of $1,654, occupancy of 95% and rent growth of approximately 17%. Las Vegas Phoenix Denver Dallas Austin Memphis Atlanta Raleigh-Durham Charlotte Jacksonville Orlando Port St. Lucie West Palm/Boca Raton Fort Lauderdale Tampa Florida Panhandle Source: CARROLL management data as of March 31, 2023.

# HIGH QUALITY INSTITUTIONAL INVESTOR BASE

CARROLL has built significant relationships with high quality global institutional partners that co-invest in both general partner funds and property level limited partner investments. CARROLL's successful track record continues to attract repeat commitments from its investors.

## Cumulative Partner Capital Invested


$4.4b
$0.9b
2011
2022

## Investor Partnerships

**~$5 billion**
Total Equity Distributions to Investors

**+10 years**
Track Record of Successful Partnerships

**29.1%**
Average Gross Realized IRR

**2.2x**
Average Gross Realized Equity Multiple

**+20**
Institutional Partner Relationships

**$3 billion+**
Potential Future Investments

Source: CARROLL management data as of March 31, 2023.

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13 SOLID RECURRING FEE BASE WITH POTENTIAL PROMOTE FEES OVER TIME CARROLL’s acquisition growth has driven increasing recurring fee income, including property management fees, construction management fees, transaction fees and fund administration fees, while the successful execution of value add strategies has resulted in significant performance based promote fees. Historical Recurring Fee Income $23m $26m $24m $33m $36m 2018 2019 2020 2021 2022 Promote Fees $16m $21m $4m $104m $119m Source: CARROLL management data as of March 31, 2023.

14 APPENDIX – MARKET FUNDAMENTALS

15 2023E % of NOI 1.0% 2.1% 14.3% 0.9% 11.6% 3.8% 6.8% 1.0% 20.8% 2.4% 1.8% 12.7% 14.1% ACQUISITION CAPITALIZES ON SUNBELT MIGRATION CARROLL portfolio capitalizes on positive population migration trends targeting markets with strong population growth, diversified job prospects and an affordable cost of living. • Rapid Migration to Sunbelt Markets — Fueled by job growth, lower cost of living, diverse economies, business friendly climates and lower taxes. • Suburban Boom — Suburbs outpacing urban areas for renter household gains in 19 / 20 largest markets driven by aging millennials in search of more space. • Target Markets Outperform US Multifamily Index — Garden-style properties throughout the Sunbelt markets have outperformed the overall market on rent growth. 1. Source: Wall Street research and CARROLL data. Average Annual Population Growth (’23E – ’27E) POPULATION MIGRATION TRENDS 1 • Post COVID population migration patterns have favored rental housing, especially through the Sunbelt region. • Five Sunbelt markets account for 73.5% of CARROLL’s 2023 NOI. 0.0% 0.5% 1.0% 1.5% 2.0% Fort Lauderdale Tampa Denver Las Vegas Atlanta West Palm/Boca Phoenix Jacksonville Raleigh-Durham Dallas-Fort Worth Orlando Charlotte Austin Top 50 Mkts Avg: 0.6%

16 MULTIFAMILY: HIGHLY FAVORABLE MARKET DYNAMICS A shortage of new housing, particularly since the Global Financial Crisis, combined with strong price appreciation and higher interest rates, has impeded would-be home buyers and increased demand for multifamily housing. $0 $100 $200 $300 $400 $500 $600 1Q10 1Q11 1Q12 1Q13 1Q14 1Q15 1Q16 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 1Q23 Thousands Source: Federal Reserve Bank of St. Louis. 0% 1% 2% 3% 4% 5% 6% 7% 1Q10 1Q11 1Q12 1Q13 1Q14 1Q15 1Q16 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 1Q23 Median Sales Price of Houses Sold 30-Year Fixed Rate Mortgage 0 500 1,000 1,500 2,000 2,500 1Q00 3Q01 1Q03 3Q04 1Q06 3Q07 1Q09 3Q10 1Q12 3Q13 1Q15 3Q16 1Q18 3Q19 1Q21 3Q22 Private Housing Units Completed • Since 2000, the number of renter households has grown by more that 10 million driven by increasing student loan debt, delayed family formation, home affordability concerns and inflation outpacing wage growth.

Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458 THE RMR GROUP TO ACQUIRE CARROLL MULTIFAMILY PLATFORM JULY 31, 2023